                                                                    EXHIBIT 99.1

Press Release
FOR IMMEDIATE RELEASE                                                  OTC: ABCW
July 24, 2001

                     ANCHOR BANCORP WISCONSIN INC. ANNOUNCES
                          RECORD FIRST QUARTER EARNINGS

Madison, WI. Anchor BanCorp Wisconsin Inc. (NASDAQ "ABCW") reported record net income of $7.9 million for the quarter ended June 30, 2001 which compares to $7.0 million for the same quarter last year. Diluted earnings per share for the quarter ended June 30, 2001 were $.35 which compares to $.29 for the same quarter last year, a 20.7% increase. Book value increased to $9.92 per share, from $9.10 per share.

Non interest income increased 48.9%. This includes an increase in our net gain on sale of loans of $1.3 million and an increase of $.3 million in other non-interest income. "Our deposits grew 14.6% which favorably impacted other non-interest income. Increasing non-interest income has been a goal of ours," said Douglas J. Timmerman, President.

The Board of Directors increased the quarterly cash dividend to 8.25 cents per share from 7.5 cents per share on the common stock of the corporation. The dividend is payable on August 15, 2001 to the stockholders of record at the close of business on August 1, 2001.

On June 15, 2001, Anchor and Ledger Capital Corp announced that they had entered into a definitive agreement providing for the merger of Ledger with and into Anchor. Ledger is the parent holding company for Ledger Bank, S.S.B. a $507 million financial institution with 4 full service offices and one limited service office in 3 Wisconsin cities in the greater Milwaukee metropolitan area.

AnchorBank fsb, the wholly owned subsidiary of ABCW, has 49 full service offices and three loan origination offices. All are located in Wisconsin.

For more information contact: Mike Helser, CFO (608) 252-1810 or Douglas J. Timmerman, President, at (608) 252-8782.

                                      More


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                          ANCHOR BANCORP WISCONSIN INC.
                              FINANCIAL HIGHLIGHTS

                (Dollars in thousands - except per share amounts)
                                   (Unaudited)

                                                                       THREE MONTHS ENDED JUNE 30,
                                                                    -------------------------------       PERCENT
                                                                      2001                   2000          CHANGE
                                                                    -----------            --------       --------
OPERATIONS DATA:
 Net interest income                                                 $21,223                $20,581          3.1%
 Provision for loan losses                                               210                    185         13.5
 Net gain on sale of loans                                             1,691                    360        369.7
 Other non-interest income                                             3,328                  3,010         10.6
 Non-interest expense                                                 13,696                 12,695          7.9
 Income before taxes                                                  12,336                 11,071         11.4
 Income taxes                                                          4,425                  4,086          8.3
 Net income                                                            7,911                  6,985         13.3

SELECTED FINANCIAL RATIOS (1):
 Yield on earning assets                                                7.65%                  7.77%        (1.5)%
 Cost of funds                                                          4.97                   5.05         (1.6)
 Interest rate spread                                                   2.68                   2.72         (1.5)
 Net interest margin                                                    2.86                   2.94         (2.7)
 Return on average assets                                               1.01                   0.95          6.4
 Return on average equity                                              14.19                  12.92          9.8
 Average equity to average assets                                       7.13                   7.36         (3.1)
 Non-interest expenses to average assets                                1.75                   1.73          1.4

PER SHARE:
 Basic earnings per share                                              $0.36                  $0.30         20.0
 Diluted earnings per share                                             0.35                   0.29         20.7
 Book value per share                                                   9.92                   9.10          9.0

                                                                                JUNE 30,
                                                                    -------------------------------       PERCENT
                                                                      2001                   2000          CHANGE
                                                                    -----------            --------       --------
FINANCIAL CONDITION:
 Total assets                                                     $3,180,228             $3,020,721          5.3%
 Loans receivable, net
  Loans held for sale                                                 39,206                  2,137      1,734.6
  Loans held for investment                                        2,430,195              2,408,939          0.9
Investment securities available for sale                              55,074                 43,111         27.7
Investment securities held to maturity                                54,109                 51,037          6.0
Mortgage-related securities available for sale                       141,096                 55,114        156.0
Mortgage-related securities held to maturity                         191,039                233,552        (18.2)
 Deposits                                                          2,202,577              1,922,008         14.6
 Borrowings                                                          698,966                830,714        (15.9)
 Stockholders' equity                                                225,739                215,203          4.9
 Allowance for loan losses                                            23,924                 24,404         (2.0)
 Non-performing assets                                                 6,018                  5,096         18.1


-----------------
(1) Annualized when appropriate.




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--------------------------------------------------------------------------------
                          ANCHOR BANCORP WISCONSIN INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------
                              (Unaudited)

                                                                                   JUNE 30, 2001          MARCH 31, 2001
                                                                                   -------------------------------------
                                                                                            (In Thousands)
ASSETS
 Cash and cash equivalents                                                            $118,069              $105,042
  Investment securities available for sale                                              55,074                22,216
  Investment securities held to maturity                                                54,109                33,913
  Mortgage-related securities available for sale                                       141,096               173,968
  Mortgage-related securities held to maturity                                         191,039               205,191
 Loans receivable, net
  Loans held for sale                                                                   39,206                17,622
  Loans held for investment                                                          2,430,195             2,414,976
 Foreclosed properties and repossessed assets, net                                         342                   313
 Real estate held for development and sale                                              47,127                48,658
 Office properties and equipment                                                        25,563                25,734
 Other assets                                                                           78,408                79,841
                                                                                    ----------            ----------
 Total assets                                                                       $3,180,228            $3,127,474
                                                                                    ==========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits                                                                           $2,202,577            $2,119,320
 Borrowings                                                                            698,966               740,598
 Advance payments by borrowers for taxes and insurance                                  13,215                 7,918
 Other liabilities                                                                      39,731                40,026
                                                                                    ----------            ----------
 Total liabilities                                                                   2,954,489             2,907,862
                                                                                    ----------            ----------

 Preferred stock, $.10 par value, 5,000,000 shares authorized, none
outstanding                                                                                  -                     -
 Common stock, $.10 par value, 100,000,000 shares authorized,
25,363,339 shares issued                                                                 2,536                 2,536
 Additional paid-in capital                                                             56,571                56,571
 Retained earnings, substantially restricted                                           203,683               197,599
Accumulated other comprehensive income                                                   2,522                 1,954
Less: Treasury stock (2,602,772 shares and 2,548,416 shares,
respectively), at cost                                                                 (39,233)              (38,339)
Common stock purchased by benefit plans                                                   (340)                 (709)
                                                                                    ----------            ----------
 Total stockholders' equity                                                            225,739               219,612
                                                                                    ----------            ----------
 Total liabilities and stockholders' equity                                         $3,180,228            $3,127,474
                                                                                    ==========            ==========



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                          ANCHOR BANCORP WISCONSIN INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                   (Unaudited)

                                                                                                   THREE MONTHS ENDED JUNE 30,
                                                                                                  2001                    2000
                                                                                                --------------------------------
                                                                                                         (In Thousands)
Interest income:
Loans                                                                                            $48,950                $47,359
Mortgage-related securities                                                                        5,710                  4,746
Investment securities and interest-bearing deposits                                                2,064                  2,316
                                                                                                --------               --------
Total interest income                                                                             56,724                 54,421
Interest expense:
Deposits                                                                                          24,900                 21,858
Notes payable and other                                                                           10,601                 11,982
                                                                                                --------               --------
Total interest expense                                                                            35,501                 33,840
                                                                                                --------               --------
Net interest income                                                                               21,223                 20,581
Provision for loan losses                                                                            210                    185
                                                                                                --------               --------
Net interest income after provision for loan losses                                               21,013                 20,396
Non-interest income:
Service charges on deposits                                                                        1,559                  1,400
Net gain on sale of loans                                                                          1,691                    360
Other income                                                                                       1,769                  1,610
                                                                                                --------               --------
Total non-interest income                                                                          5,019                  3,370
Non-interest expense:
Compensation                                                                                       7,663                  7,194
Occupancy                                                                                          1,051                    982
Federal insurance premiums                                                                            99                     94
Other                                                                                              4,883                  4,425
                                                                                                --------               --------
Total non-interest expense                                                                        13,696                 12,695
Income before income taxes                                                                        12,336                 11,071
Income taxes                                                                                       4,425                  4,086
                                                                                                --------               --------
                                                                                                 $ 7,911                $ 6,985
Net income                                                                                      ========               ========

Earnings per share:
Basic                                                                                              $0.36                  $0.30
Diluted                                                                                             0.35                   0.29